UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PRESCIENT APPLIED INTELLIGENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(Prescient Logo)

PRESCIENT APPLIED INTELLIGENCE, INC.
1247 Ward Avenue
West Chester, Pennsylvania 19380
(610) 719-1600

May 3, 2005

Dear Stockholders of Prescient Applied Intelligence, Inc.:

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Prescient Applied Intelligence, Inc., which will be held at Prescient’s corporate offices located at 1247 Ward Avenue, West Chester, Pennsylvania 19380, on June 15, 2005 at 10:00 a.m., local time. Details of the business to be conducted at the 2005 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

     After careful consideration, our board of directors has unanimously approved the proposals set forth in the proxy statement and we recommend that you vote in favor of each such proposal, including the election of the class of directors (consisting of two directors) to serve for a three-year term, who have been nominated for election to Prescient’s board of directors.

     We look forward to seeing you at the meeting.

Sincerely,

Jane F. Hoffer
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 - ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF AMPER, POLITZINER AND MATTIA, P.A. TO SERVE AS PRESCIENT’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR
PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION/STOCK ISSUANCE PLAN
OTHER INFORMATION
APPENDIX A

(Prescient Logo)

PRESCIENT APPLIED INTELLIGENCE, INC.
1247 Ward Avenue
West Chester, Pennsylvania 19380
(610) 719-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2005

Dear Stockholders of Prescient Applied Intelligence, Inc.:

     We are pleased to invite you to attend the Annual Meeting of Stockholders of Prescient Applied Intelligence, Inc., a Delaware corporation (“Prescient”), which will be held at Prescient’s corporate offices located at 1247 Ward Avenue, West Chester, Pennsylvania 19380, on June 15, 2005 at 10:00 a.m., local time, for the following purposes:

     1. to elect one class of directors (consisting of two directors), each to serve for a term of three years or until the earlier removal or resignation and the appointment of a successor for such director;

     2. to ratify the appointment of Amper, Politziner and Mattia, P.A. as Prescient’s independent registered public accounting firm for the current fiscal year;

     3. to approve the amendment and restatement of the The Prescient Applied Intelligence, Inc. 1999 Stock Option/Stock Issuance Plan, which will increase the number of shares of common stock that may be issued under the plan by 3,000,000 and to increase the annual limit on option grants under the plan; and

     4. to transact any other business that may properly be brought before the Prescient annual meeting or any adjournments or postponements thereof.

     Please refer to the attached proxy statement for further information with respect to the business to be transacted at the Prescient annual meeting.

     The close of business on April 29, 2005, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Prescient annual meeting or any adjournments or postponements thereof. Only holders of record of Prescient common stock and preferred stock at the close of business on the record date are entitled to notice of, and to vote at, the Prescient annual meeting. A complete list of stockholders entitled to vote at the Prescient annual meeting will be available for examination by any of Prescient’s stockholders at our headquarters, 1247 Ward Avenue, West Chester, Pennsylvania 19380, for purposes pertaining to the Prescient annual meeting, during normal business hours for a period of 10 days prior to the Prescient annual meeting, and at the time and place of the Prescient annual meeting.

     Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Prescient annual meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

     Prescient’s board of directors unanimously recommends that you vote “FOR” the annual meeting proposals, all of which are described in detail in the accompanying proxy statement.

By Order of the Board of Directors,

Stan Szczygiel
Chief Financial Officer and Secretary

West Chester, Pennsylvania
May 3, 2005

PRESCIENT APPLIED INTELLIGENCE, INC.
1247 Ward Avenue
West Chester, Pennsylvania 19380

PROXY STATEMENT

for the
Annual Meeting of Stockholders
To Be Held on June 15, 2005

     The enclosed proxy is solicited on behalf of the board of directors of Prescient Applied Intelligence, Inc., a Delaware corporation, for use at the 2005 Annual Meeting of Stockholders to be held on June 15, 2005 at 10:00 a.m., local time, and at any adjournment or postponement thereof, at Prescient’s corporate offices located at 1247 Ward Avenue, West Chester, Pennsylvania 19380. These proxy solicitation materials were mailed on or about May 3, 2005, to all stockholders entitled to vote at our annual meeting.

Voting

     The specific proposals to be considered and acted upon at our annual meeting are summarized in the accompanying notice and are described in more detail in this proxy statement. On April 29, 2005, the record date for determination of stockholders entitled to notice of and to vote at the annual meeting, we had outstanding 26,686,801 shares of our common stock; we also had outstanding 1,657 shares of our Series E Convertible Preferred Stock and 352 shares of Series F Convertible Preferred Stock, each of which are entitled to vote at the annual meeting on an as converted basis. Each stockholder is entitled to one vote for each share of common stock, Series E Preferred Stock (on an as converted basis) and Series F Preferred Stock (on an as converted basis) held by such stockholder on April 29, 2005. As of the record date, the outstanding shares represented 36,731,801 votes, consisting of 26,686,801 attributable to common stock, 8,285,000 shares attributable to the outstanding Series E Preferred Stock and 1,760,000 votes attributable to the outstanding Series F Preferred Stock.

     In order for any business to be conducted at the annual meeting, the holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the annual meeting, the stockholders who are present may adjourn the annual meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the annual meeting.

     Stockholders may not cumulate votes in the election of directors. For Proposal 1, the nominees who receive the greatest number of votes cast at the meeting by the shares present in person or by proxy and entitled to vote will be elected. For Proposals 2 and 3, the affirmative vote of holders representing a majority of the voting shares represented at the meeting in person or by proxy and entitled to vote will be required for approval. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may be permitted to exercise voting discretion with respect to some of the matters to be acted upon; if you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.” Broker non-votes and abstentions will be counted as present for purposes of determining a quorum for the transaction of business. In determining whether the approval of the amendment and restatement of the Prescient Applied Intelligence 1999 Stock Issuance/Stock Option Plan (the “1999 Option Plan”) or the ratification of the appointment of the independent auditors has received the requisite number of affirmative votes, (i) abstentions will be treated as shares entitled to vote but will not be tabulated as a vote cast, and therefore will have the effect of a vote against the proposal, and (ii) broker non-votes, if any, will be treated as shares that are not entitled to vote, and therefore will not be counted for purposes of those proposals. Abstentions and broker non-votes will have no impact on the election of directors. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Proxies

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the annual meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the directors proposed by our board, unless the authority to vote for the election of a particular nominee is withheld, (ii) FOR the ratification of the appointment of the independent auditors for fiscal year 2005, (iii) FOR the approval of the amendment and restatement of the 1999 Option Plan, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. You may revoke or change your proxy at any time before the annual meeting by filing with our corporate secretary at our principal executive offices at 1247 Ward Avenue, West Chester, Pennsylvania 19380, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the annual meeting and voting in person.

Solicitation

     We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

Deadline For Receipt Of Stockholder Proposals

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be presented at our 2006 annual meeting of stockholders and in our proxy statement and form of proxy relating to that meeting must be received by us at our principal executive offices in West Chester, Pennsylvania, addressed to our corporate secretary, not later than January 6, 2006. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) and the procedures set forth in our bylaws.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1 - ELECTION OF DIRECTORS

General

     A class of directors consisting of two directors is to be elected at the Prescient annual meeting. The board of directors of Prescient currently consists of Daniel W. Rumsey (Chairman), Jane F. Hoffer, Patrick L. Kiernan, Brian M. Carter, Warren D. Jones, Mary Lou Fox and Michael A. DiPiano.

     Our certificate of incorporation and bylaws provide that the board of directors shall be divided into three classes and shall consist of not less than one member, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned among the classes so as to make them as nearly equal in number as practicable. Upon recommendation of the nominating and corporate governance committee the board of directors has nominated for election as directors at our annual meeting Mr. Rumsey and Mr. Kiernan, each of whom is currently a director whose term expires at the annual meeting. If elected, the nominees will serve for a three-year term expiring in 2008. Management does not contemplate that the nominees will be unable to stand for election at the annual meeting, but in that event, in place of such nominee, proxies solicited hereby will be voted for the election of such other person as may be recommended by the board of directors upon recommendation of the nominating and corporate governance committee.

     Information about the nominees for election as directors and incumbent directors, including biographical and employment information, is set forth below.

Nominees for Class III Directors for Term Ending Upon the 2008 Annual Meeting of Stockholders

     Daniel W. Rumsey, 43, is currently chief restructuring officer of P-Com, Inc. Prior to joining P-Com, Mr. Rumsey was vice president and general counsel of Knowledge Kids Network, Inc., a multi-media education company. Prior to joining Knowledge Kids Network, Inc., Mr. Rumsey was the president and general counsel of Aspen Learning Systems and NextSchool, Inc., which he joined in February 1997. Mr. Rumsey sold Aspen Learning Systems and NextSchool to Knowledge Kids Network in 1999. Mr. Rumsey has an extensive legal and finance background, dating back to 1987 when he served as a staff attorney in the U.S. Securities and Exchange Commission’s Division of Corporation Finance. He has also served as assistant general counsel for Terra Industries, Inc. and associate general counsel and corporate secretary of EchoStar Communications Corporation. Mr. Rumsey received his J.D. from the University of Denver College of Law in 1985, and his B.S. from the University of Denver in 1983. Mr. Rumsey has been a director of Prescient and the chairman of the board since January 2005.

     Patrick L. Kiernan, 60, is currently president of Day/ Kiernan & Associates, a consulting group focusing on growth strategies and emerging issues with an emphasis on consumer future forces, e.Commerce and trade policy development where he has served since 1998. Prior to 1998 he served as a senior vice-president of the Grocery Manufacturers of America. Mr. Kiernan currently is a contributing editor writing for Grocery Headquarters Magazine, serves on the staff of Saint Joseph’s University Center for Food Marketing and is a research affiliate with the Institute for the Future. Mr. Kiernan received his B.S. degree from the University of Washington and his M. S. degree from St. Joseph’s University. Mr. Kiernan has been a director of Prescient since his appointment by the board in January 2004.

Continuing Class I Directors for Term Ending Upon the 2006 Annual Meeting of Stockholders

     Brian M. Carter, 35, currently serves as a member of the board of directors and also provides consulting services to Prescient. Mr. Carter previously served as vice president and chief financial officer of viaLink from January 2002 until his resignation on December 31, 2004, as well as serving as a member of the board of directors from December 2003 until his resignation on December 31, 2004. Mr. Carter held numerous other positions with viaLink from 1999 through the date of his resignation, including Vice President of Finance and Controller. From January 1991 through June 1999 he held various positions with Deloitte & Touche LLP, most recently as Senior Manager. Mr. Carter has been a director of Prescient since he was reappointed on January 12, 2005, to fill the vacancy created by Mr. Noe’s resignation from the board of directors.

     Michael A. DiPiano, 46, is a managing partner of NewSpring Ventures. Prior to joining NewSpring, he was chairman of Maxwell Systems, a venture-funded e-commerce company. He also co-founded four additional venture backed startups, including MessageLink, HR Division, Alliance One, and Vytek Wireless. From 1996 until 1998, Mr. DiPiano was affiliated with Safeguard Scientifics, Inc. and its related venture funds, serving in high-level management positions, and working on investment matters with several of their wireless and IT related companies. He is a director of Ecount, Maxwell Systems, MessageLink, HR Division, Ripple Technologies, Vytek Wireless, and University City Science Center. Mr. DiPiano received a B.S. degree from Pennsylvania State University and an M.B.A. from New York University. Mr. DiPiano has been a director of Prescient since January 2005.

Continuing Class II Directors for Term Ending Upon the 2007 Annual Meeting of Stockholders

     Jane F. Hoffer, 39, has served as chief executive officer of Prescient since January 1, 2005, following her appointment in connection with the merger between The viaLink Company, the predecessor to Prescient (“viaLink”), and Prescient Systems, Inc. (“PSI”) on December 31, 2004. Ms. Hoffer previously served as president, chief executive officer, a member of the board of directors, and a founder of PSI, having led the management buyout from Lucas, Bear and Associates, Inc. in December 1996. She previously served as chief executive officer of Lucas, Bear and Associates, Inc. Prior to joining Lucas, Bear and Associates, Inc., Ms. Hoffer worked with the sales and marketing group of IBM Corp., specializing in providing solutions for process and manufacturing companies. Ms. Hoffer has served on the Board of Trustees of the Albert Einstein Healthcare Network since 2002, and is actively involved in both the Strategic Planning and Physician Services subcommittees. Ms. Hoffer is also a member of the Forum of Executive Women. She represents Prescient at RILA (Retail Industry Leaders Association), VCF (Vendor Compliance Federation), PLMA (Private Label Manufacturer’s Association), and NACDS (National Association of Chain Drug Stores). Ms. Hoffer has been a director of Prescient since January 2005.

     Mary Lou Fox, 62, is currently president of Fox Supply Chain Consulting. Ms. Fox is a recognized expert in supply chain management and has broad experience in the software and services industry. Her career at Prescient Manugistics spanned the growth of PSI from the beginning of its supply chain business through 1999, where Ms. Fox built the consulting services business as well as serving in executive positions in marketing and product development.

Most recently, Ms. Fox was chief operating officer at NextLinx, a global trade software company. Ms. Fox has been a director of Prescient since January 2005, and she previously served as a director of PSI from August 2001 to completion of the merger.

     Warren D. Jones, 61, has served as a member of Prescient’s board of directors since December 1999 and as interim chief executive officer from September 2001 until August 2002. He is currently the chairman of the audit committee of the board of directors. Prior to his retirement, Mr. Jones spent 31 years at PricewaterhouseCoopers LLP where he served as managing partner in New Orleans and Pittsburgh, and most recently was responsible for risk management and compliance for the firm’s Southwest region technology, telecommunications and entertainment clients. Mr. Jones is a financial expert for purposes of service on the audit committee of the board of directors. Mr. Jones has been a director of Prescient since December 1999.

Board Committees and Meetings

     The board of directors met eight times and acted one time by unanimous written consent during the fiscal year ended December 31, 2004. The board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee. Each of Prescient’s directors who served during 2004 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served during 2004.

     Audit Committee. Prescient has a standing audit committee that makes recommendations to the board regarding the selection of an independent registered public accounting firm, reviews the results and scope of audits and other accounting-related services and reviews and evaluates the internal control functions. The audit committee is currently comprised entirely of independent directors, as defined by Section 301(3) of the Sarbanes-Oxley Act of 2002 and related SEC Rules, and the chairman of the audit committee, Mr. Jones, is a financial expert (see biographical data, above). The audit committee is currently comprised of Messrs. Jones, Rumsey and DiPiano.

     Compensation Committee. Prescient has a standing compensation committee that reviews and makes recommendations to the board concerning salaries and incentive compensation for its officers and employees. The compensation committee also administers the 1999 Option Plan, our 1999 Employee Stock Purchase Plan, and other employee incentive plans. The members of the compensation committee are Messrs. Rumsey and Kiernan. Mr. Rumsey is the current chairman of the compensation committee.

     Nominating and Corporate Governance Committee. Prescient’s nominating and corporate governance committee is comprised of Mr. Kiernan and Ms. Fox, who are two of the non-management members of our board of directors. The nominating and corporate governance committee is responsible for the recommendation of the criteria for selection of board members and assisting the board in identifying candidates. The board of directors has not adopted a charter for the nominating and corporate governance committee, however, it has determined that each of the members is independent using the standards of the Nasdaq Stock Market, Inc., and it applies those same standards of independence to the members of its audit committee. Mr. Kiernan is the current chairman of the nominating and governance committee.

     The nominating and corporate governance committee reviews the qualifications of all persons recommended by stockholders as nominees to the board of directors to determine whether the recommended nominees will make good candidates for consideration for membership on the board. The nominating and corporate governance committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the nominating and corporate governance committee does evaluate recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the board of directors. Following this evaluation, the nominating and corporate governance committee will make recommendations for director membership and review such recommendations with the board, which will decide whether to invite the candidate to be a nominee for election to the board.

     For a stockholder to submit a candidate for consideration to the nominating and corporate governance committee, a stockholder must notify Prescient’s Secretary. To make a recommendation for director nomination in advance of an annual meeting of Prescient, a stockholder must notify Prescient’s Secretary in writing no later than 120 days prior to the anniversary of the date of the prior year’s annual meeting proxy statement. Notices should be sent to the following address:

Prescient Applied Intelligence, Inc.
1247 Ward Avenue
West Chester, Pennsylvania 19380
Attn: Secretary

     All notices must include all information relating to the stockholder and the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for elections of directors under the proxy rules of the SEC.

Compensation of Directors

     Effective September 12, 2003, Prescient approved a compensation program that provides for its non-employee directors to be paid $3,500 for every meeting attended in person, $1,000 for every telephone conference meeting attended, $1,000 for every committee meeting attended in person, and $500 for every telephone conference committee meeting attended. Prior to that time, Prescient paid its directors $2,500 for in-person meetings attended and nothing for committee or telephone conference meetings. In addition a special committee of the board of directors was formed to evaluate strategic and financing alternatives, and its members were paid an hourly rate for their participation. During 2004, Prescient paid Messrs. Jones, Walker and Wright fees of $11,500, $13,500 and $8,500, respectively, and no compensation has been paid to the non-employee directors during 2005. The board of directors intends to address the appropriate level of compensation to be paid to its non-employee directors, including compensation that was earned but not paid under the current program during 2004 and 2005, at its next regular meeting.

     Prescient also reimburses its directors for any out-of-pocket expenses and additional fees incurred in attending meetings of the board of directors and committees thereof on which such directors serve.

     Under the 1999 Option Plan, each of Prescient’s non-employee directors automatically receive options to purchase 2,400 shares of our common stock at the time of the annual meeting of stockholders, provided such non-employee director has served on the board for at least six months, however, no options were issued in connection with the meeting held on December 31, 2004, in connection with the merger transaction. Employee directors are eligible to receive stock option grants at the discretion of the compensation committee of the board of directors. During 2004, Prescient did not grant any options to its directors.

Indemnification

     In addition to the indemnification provisions contained in our bylaws, Prescient has entered into separate indemnification agreements with each of its directors and officers. These agreements require us, among other things, to indemnify such director or officer against expenses (including attorneys’ fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer of Prescient (other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

     All future transactions between Prescient and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the board of directors, and will be on terms no less favorable to Prescient than could be obtained from unaffiliated third parties.

Vote Required for Approval of Proposal One

     The affirmative vote of a plurality of the voting shares present or represented and entitled to vote at the annual meeting is required to elect each nominee for director. This means each nominee will be elected if he or she receives more affirmative votes than votes withheld for such director.

Board of Directors Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE COMPENSATION

Management

     The executive officers and directors of Prescient are as follows:

Name	Age	Position
Jane F. Hoffer	39	Chief Executive Officer
Stan Szczygiel	52	Vice President and Chief Financial Officer
Patrick L. Kiernan	60	Director
Brian M. Carter	35	Director
Michael A. DiPiano	46	Director
Warren D. Jones	61	Director
Mary Lou Fox	62	Director
Daniel W. Rumsey	43	Director

     Information with respect to our Chief Financial Officer is provided below. Information on our Chief Executive Officer is provided on page 3 of this Proxy Statement.

     Stan Szczygiel, joined PSI in July 2004 and served as its chief financial officer through the date of the merger with Prescient. Prior to joining PSI, Mr. Szczygiel was managing director at Acquisition Management Services, Inc., a mergers and acquisition advisor to both companies and individuals Mr. Szczygiel joined Acquisition Management Services in 2000. From 1994 through 1999 Mr. Szczygiel was the vice president of finance and chief financial officer for Apogee, Inc, a physician management company for mental heath providers.

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning the compensation earned by Prescient’s chief executive officer and our chief financial officer, its only executive officers at December 31, 2004, for services rendered in all capacities to Prescient for the fiscal years ended December 31, 2002, 2003, and 2004. During 2004, these officers received additional non-cash compensation, perquisites and other personal benefits. However, the aggregate amount thereof did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus paid to and accrued for the individual during the year. Our chief executive officer and chief financial officer each resigned their respective positions effective December 31, 2004.

Summary Compensation Table

					Long-term Compensation
		Annual
		Compensation			Securities
				Other Annual	Underlying	All Other
Name	Year	Salary	Bonus	Compensation	Options/SARs	Compensation
Robert I. Noe(1)	2004	201,500	—	—		$393,173	(2)
	2003	201,250	—	—	92,500 (3)	—
	2002	201,250	—	—	—	—
Brian M. Carter(4)	2004	150,000	—	—		$336,826	(5)
	2003	150,000	—	—	17,500	—
	2002	143,720	—	—	154,196 (6)	—

(1)	Mr. Noe resigned as chief executive officer of Prescient effective December 31, 2004, and as chairman of the board of directors effective January 11, 2005.

(2)	Effective as of the date of his resignation, Mr. Noe received a severance payment in the amount of $275,000 and 134,288 shares of restricted stock.

(3)	Mr. Noe received a grant of 75,000 shares of common stock approved at the 2003 meeting of stockholders.

(4)	Mr. Carter resigned as vice president and chief financial officer of viaLink effective December 31, 2004.

(5)	Effective as of the date of his resignation, Mr. Carter received a severance payment in the amount of $235,000 and 134,288 shares of restricted stock.

(6)	Mr. Carter received a grant of 115,712 unregistered shares of common stock in exchange for his agreeing to terminate his executive security agreement in August 2002.

Employment Contracts, Termination of Employment and Change in Control Arrangements

     Prescient does not have any written employment, severance or change in control agreements in effect with its current executive officers.

Compensation Committee Report

     The compensation committee provides guidance and periodic monitoring for all corporate compensation, benefit, perquisite, and employee equity programs. The compensation committee’s actions will generally relate to overall considerations, policy, and strategy. The administration of all compensation plans is the responsibility of management. However, the compensation committee specifically reviews and authorizes specific actions on the following matters: (a) compensation, benefit, perquisite, and equity action for all corporate officers and for all others with annual base salaries in excess of $100,000, (b) all employee equity plans and individual equity grants, (c) all individual awards to all corporate officers, (d) benefit plans, and (e) succession planning for corporate officers.

     Prescient’s executive compensation practices are designed to attract, retain and motivate key employees while maximizing shareholder value by combining annual and long-term compensation to executives. Prescient seeks to provide compensation that motivates executives by recognizing and rewarding individual initiative and achievement. Long-term compensation to executives is based on stock ownership by management and is designed to ensure that such executives have a continuing stake in the long-term success of Prescient.

     For fiscal 2004, Prescient’s executive compensation program consisted only of base salary. Compensation paid during fiscal 2003 reflected an emphasis on determining pay on an individualized basis. An executive’s base salary is periodically reviewed to determine if such salary is comparable to the base salaries of others holding similar positions in Prescient’s industry. Subjective measures of performance include a review of each executive’s past and anticipated level of performance and level and scope of responsibility. Base salaries were voluntarily reduced by all employees of Prescient in 2001, and many executive officers elected to reduce and/or defer their base salaries by as much as 35%. This policy continued throughout 2003 and due to financial constraints continued in 2004.

     The compensation committee’s general approach in reviewing Ms. Hoffer’s annual compensation is to seek to be competitive with other companies of a similar size in Prescient’s industry, to recognize and reward initiative, overall corporate performance and managerial ability, and to provide long-term incentive to increase shareholder value. In setting Ms. Hoffer’s cash compensation, the committee targeted her cash compensation to fall within the range of such amounts. The committee also considered the circumstances of Prescient, other opportunities in the market for Ms. Hoffer, and the cash compensation of her predecessors in the CEO role at Prescient.

Daniel W. Rumsey (Chairman)
Patrick L. Kiernan

Compensation Committee Interlocks And Insider Participation

     None of the members of the compensation committee of the board of directors was at any time during fiscal year 2004 an officer or employee of Prescient or any of its subsidiaries. None of Prescient’s executive officers served as a member of a compensation committee or as a director of any entity of which any of Prescient’s directors served as an executive officer.

Certain Transactions

     Prescient engaged Acquisition Management Services, or AMS, in October 2003 to perform temporary financial management duties to assist in reviewing potential strategic opportunities and to perform due diligence as well as transaction advisory services. For the year ended December 31, 2003 and 2004, Prescient incurred $13,771 and

$210,397, respectively, in fees for the services rendered by AMS. Accounts payable and accrued expenses due to AMS for the periods ended December 31, 2003 2004 was $12,261 and $0, respectively. AMS is wholly-owned by an individual who is a control person of New Spring Ventures. New Spring Ventures holds approximately 15% of the outstanding common stock, on a fully converted basis, of Prescient as of the record date.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF

AMPER, POLITZINER AND MATTIA, P.A. TO SERVE AS PRESCIENT’S
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

     Upon recommendation of the audit committee of the board of directors, the board of directors appointed Amper, Politziner And Mattia, P.A. as Prescient’s independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment. Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Prescient annual meeting by the holders of shares of common stock and preferred stock present or represented by proxy and entitled to vote thereon is required to approve Proposal 2. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted “FOR” ratification of the appointment of Amper, Politziner And Mattia, P.A.

     The Prescient board of directors may terminate the appointment of Amper, Politziner And Mattia, P.A. as Prescient’s independent registered public accounting firm without the approval of the Prescient stockholders whenever the Prescient board of directors deems such termination necessary or appropriate.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     On March 24, 2005, KPMG LLP (“KPMG”) orally informed the audit committee that KPMG, Prescient’s independent accountants, was considering terminating the client – auditor relationship with Prescient following completion of their audit of Prescient’s financial statements for the year ended December 31, 2004. On March 30, 2005 KPMG orally confirmed to the audit committee that KPMG was terminating the client-auditor relationship. On April 6, 2005, Prescient received a letter from KPMG confirming the termination of the client – auditor relationship. KPMG has served as Prescient’s auditor since December 1999. The audit committee has accepted the resignation of KPMG as Prescient’s independent registered public accounting firm.

     The reports of KPMG with respect to Prescient’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG’s report on Prescient’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003, contained a separate paragraph stating “Prescient’s recurring losses from operations and resulting dependence upon access to additional external financing raise substantial doubt concerning its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

     In connection with Prescient’s audits for its two most recent fiscal years and through April 6, 2005, Prescient has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of Prescient for such years. During Prescient’s two most recent fiscal years and the subsequent interim period through the date of this report, Prescient had no reportable events as described in Item 304 (a)(1)(iv)(B) of Regulation S-B.

     The letter from the former accountants to the office of the Chief Accountant of the SEC stating that they are in agreement with the above statements is attached to Prescient’s Form 8-K filed with the SEC on April 11, 2005.

     Effective April 29, 2005, Prescient engaged Amper, Politziner And Mattia, P.A., as its independent public accountants. During the two most recent fiscal years ending December 31, 2004 and 2003, and the period of January 1, 2005 through April 29, 2005, neither Prescient, nor anyone on behalf of Prescient, consulted Amper, Politziner And Mattia, P.A. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage Amper, Politziner And Mattia, P.A. as our independent public accountants.

     Representatives of Amper, Politziner And Mattia, P.A. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders. No representatives of KPMG LLP are expected to be at the annual meeting.

Audit Fees

     The aggregate fees billed to Prescient for the fiscal years ended December 31, 2004 and 2003 by Prescient’s principal accounting firm, KPMG, for audit services and review of SEC filings were $251,400 and $132,000, respectively. KPMG LLP did not render any other professional services to Prescient during such period. Prescient’s audit committee approved all of the audit fees of KPMG LLP during the 2004 fiscal year.

     In accordance with the audit committee charter, the audit committee has the responsibility and authority to approve in advance all audit and non-audit services to be provided to Prescient. The audit committee has established procedures for this pre-approval process and for the approval of any compensation payable by Prescient for any approved audit or non-audit services. The audit committee has considered whether the provision of financial information systems design and implementation services and other services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee

     Management is responsible for Prescient’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Prescient’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee’s responsibility is to monitor and oversee these processes.

     In this context, the committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the committee that Prescient’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Prescient’s independent registered public accounting firm also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent auditors that firm’s independence.

     Based upon the committee’s discussion with management and the independent registered public accounting firm and the committee’s review of the representation of management and the report of the independent registered public accounting firm to the committee, the committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2004, filed with the SEC.

Warren D. Jones (Chairman)
Daniel W. Rumsey
Michael A. DiPiano

Note Regarding Financial Expert Requirement: Mr. Jones, the chairman of the audit committee of the board of directors, has been determined by the board of directors to be a financial expert for purposes of service on the audit committee of Prescient’s board of directors.

Vote Required for Approval of Proposal Two

     The affirmative vote of a majority of the voting shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent auditors.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF AMPER, POLITZINER AND MATTIA, P.A. AS OUR INDEPENDENT AUDITOR.

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION/STOCK ISSUANCE PLAN

     Prescient stockholders are being asked to approve the amendment and restatement of the Prescient Applied Intelligence, Inc. 1999 Stock Option/Stock Issuance Plan (as amended, the “1999 Option Plan”). The 1999 Option Plan was adopted by Prescient’s successor, The viaLink Company, as the successor to its existing 1995 Stock Option Plan, 1998 Non-Qualified Stock Option Plan and 1998 Stock Grant Plan (collectively, the “Predecessor Plans”). The proposed restatement of the 1999 Option Plan will become effective immediately upon such change to stockholder approval, and all outstanding options under the 1999 Option Plan will be subject to the 1999 Option Plan as amended and restated. However, all outstanding options will continue to be governed by the terms and conditions of the existing option agreements for those grants.

     The 1999 Option Plan was adopted by the board of directors on April 9, 1999, and is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to Prescient long-term growth and financial success. Accordingly, officers and other key employees, non-employee board of directors and consultants and other advisors in the service of Prescient or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest in Prescient through their participation in the 1999 Option Plan.

     The following is a summary of the principal features of the 1999 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Option Plan. A copy of the actual plan document is attached as Appendix A to this proxy statement, and all amended provisions are set forth in italic.

Proposed Amendment and Restatement

     The board of directors has approved amending and restating the 1999 Option Plan, the effectiveness of which is subject to the approval of the stockholders at the annual meeting. The board of directors is proposing amendments to the plan (i) to change the name of the plan to the “Prescient Applied Intelligence, Inc. 1999 Stock Option/Stock Issuance Plan,” (ii) to increase the number of shares of common stock authorized for grant under the plan from 1,800,000 to 4,800,000 shares, and (iii) to increase the limit on the number of shares that may be granted to a particular executive in any calendar year from 250,000 to 600,000 shares. If the stockholders approve this proposal at the annual meeting, the 1999 Option Plan will be amended and restated to reflect each of those amendments and otherwise to be in the form of Appendix A to this proxy statement. The change in the name of the 1999 Option Plan merely reflects the name change undertaken by Prescient following its merger with PSI on December 31, 2004. The board of directors believes that increasing the number of shares authorized in the 1999 Option Plan and the applicable annual limits on grants will provide Prescient the ability to continue to attract, retain and create incentives for its employees and executive management to achieve the growth objectives it has set for the next several years.

Equity Incentive Programs

     The 1999 Option Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program and (iii) a Stock Issuance Program. The principal features of these programs are described below. The 1999 Option Plan (other than the Automatic Option Grant Program) will be administered by the compensation committee of the board of directors, as the “Plan Administrator,” and it will have complete discretion (subject to the provisions of the 1999 Option Plan) to authorize option grants and direct stock issuances under the 1999 Option Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

Share Reserve

     Currently, 1,800,000 shares of common stock are reserved for issuance over the ten year term of the 1999 Option Plan, 1,225,373 of which are subject to outstanding options granted under the plan. If the proposed amendments are approved by the stockholders, then 4,800,000 shares will be eligible for issuance under the 1999 Option Plan. The share reserve will automatically be increased on the first trading day of each calendar year, beginning with the 2005 calendar year, by and amount equal to one percent (1%) of the shares of common stock Outstanding on the last trading day of the immediately preceding calendar year, but in no event will such annual increase exceed 50,000 shares.

     Subject to stockholder approval, the amended and restated plan will provide that no participant in the 1999 Option Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 600,000 shares in the aggregate per calendar year, beginning with the 2005 calendar year. As a result of the stock split effected in January 2005, the current limit on the number of shares to be issued in any one year is 250,000.

     As of April 29, 2005, options for 1,225,373 shares of common stock were outstanding under the Predecessor Plans and 324,627 shares of common stock remained available for future option grants. In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Prescient receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1999 Option Plan and to the securities and exercise price under each outstanding option.

Eligibility

     Officers and other employees of Prescient and its parent or subsidiaries (whether now existing or subsequently established), non-employee directors and the board of directors of its parent or subsidiaries and consultants and independent advisors of Prescient and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the board of directors will also be eligible to participate in the Automatic Option Grant Program.

     As of April 29, 2005, approximately 2 executive officers, 46 other employees and 6 non-employee directors were eligible to participate in the 1999 Option Plan, and 6 non-employee directors were eligible to participate in the Automatic Option Grant Program.

Valuation

     The fair market value per share of common stock on any relevant date under the 1999 Option Plan will be the average of the highest bid and lowest asked prices per share on that date on the Over The Counter Bulletin Board. On April 29, 2005, the closing selling price per share was $0.44.

Discretionary Option Grant Program

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than the fair market value per share of common stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

     The Plan Administrator is authorized to issue stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program which provide the holders with the right to surrender their options for an appreciation distribution from Prescient equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for such

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shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of common stock and to issue replacement options with an exercise price based on the market price of common stock at the time of the new grant.

Automatic Option Grant Program

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee director on or after the date of this Annual Meeting, will automatically be granted at that time an option grant for 2,500 shares of common stock, provided such individual has not previously been in Prescient employ. In addition, on the date of each Annual Shareholders Meeting, beginning with this Meeting, each individual who is to continue to serve as a non-employee directors after such meeting will automatically be granted an option to purchase 2,400 shares of common stock, provided such individual has served as a non-employee directors for at least six months. There will be no limit on the number of such annual share options which any one non-employee director may receive over the period of service, and non-employee directors who have previously served in Prescient employ will be eligible for one or more annual share option grants.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of common stock on the option grant date and a maximum term of ten years measured from the option grant date.

     Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by Prescient, at the exercise price paid per share, upon the optionee’s cessation of board of directors service. Each option grant will vest (and Prescient repurchase rights will lapse) upon the completion of one year of board of directors service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee’s death or permanent disability or an acquisition of Prescient (whether by merger, asset sale or sale of stock by the shareholders) or a hostile change in control of Prescient (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of directors). In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to Prescient for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

Stock Issuance Program

     Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value per share of common stock, payable in cash or through a promissory note payable to Prescient. Shares may also be issued solely as a bonus for past services or upon attainment of specified performance goals.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

General Provisions

     Acceleration

     In the event of an acquisition of Prescient, whether by merger or asset sale or a sale by the stockholders of more than 50% of the total combined voting power of Prescient recommended by the board of directors, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent Prescient repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of Prescient, whether or not those options are assumed or continued, (ii) a hostile change in control of Prescient effected through a successful tender offer for more than 50% of Prescient outstanding voting stock or by proxy contest for the election of directors or (iii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen (18) months) following an acquisition in which those options are assumed or otherwise continued in effect or a hostile change in control. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions.

     The acceleration of vesting in the event of a change in the ownership or control of Prescient may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Prescient.

     Financial Assistance

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1999 Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

     Amendment and Termination

     The board of directors may amend or modify the 1999 Option Plan in any or all respects whatsoever subject to any required stockholder approval under applicable law of listing requirements. The board of directors may terminate the 1999 Option Plan at any time, and the 1999 Option Plan will in all events terminate on May 20, 2009.

     Stock Awards

     No options were granted under the 1999 Option Plan in 2004. For each of the executive officers named in the Summary Compensation Table, and for all current executive officers and employees of Prescient, the table below shows the aggregate number of options granted under the plan since its inception through January 18, 2005, the weighted average exercise price payable per share, and the range of exercise price for those granted options.

		Weighted Average	Range in Exercise
	Options Granted	Exercise Price of	Price of Granted
Name	(Number of Shares)	Granted Options	Options
Robert Noe, Former CEO Brian Carter, Former CFO	32,000 23,750	4.98 2.82	$2.00 – 20.80 $2.00 – 5.40
All current executive officers (2 persons)	55,750	3.39	$2.00 – 20.80
Percentage of options granted under the plan	3%
All current employees, excluding executive officers (48 persons)	1,169,623	10.48	$2.00 – 805.00
Percentage of options granted under the plan	65%

Federal Income Tax Consequences

     The following summary of federal income tax considerations of persons who participate in the 1999 Option Plan is for general information only and is intended to summarize briefly the federal income tax consequences arising from participation in the 1999 Option Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the 1999 Option Plan may vary depending upon each person’s particular situation, and therefore may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, that may result from the acquisition, holding, or disposition of common stock issued under the terms of the 1999 Option Plan. This summary addresses federal income tax considerations of persons participating in the 1999 Option Plan generally and is not intended to, nor may it, be construed as specific federal income tax advice to any individual person. EACH PERSON WHO PARTICIPATES IN THE 1999 OPTION PLAN SHOULD CONSULT SUCH PERSON’S TAX ADVISOR CONCERNING THE SPECIFIC TAX CONSEQUENCES TO SUCH PERSON OF PARTICIPATION IN THE 1999 OPTION PLAN.

     Prescient shall have the right to deduct applicable taxes from any award payment to an employee and withhold, at the time of delivery or vesting, an appropriate amount of cash or number of shares of common stock or a combination thereof, for payment of taxes required by law or to take such other action as may be necessary in the sole discretion of Prescient to satisfy all obligations for withholding of such taxes. The Plan Administrator may also permit withholding to be satisfied by the transfer to Prescient of shares of common stock theretofore owned by the holder of the award with respect to which withholding is required. If shares of common stock are used to satisfy applicable tax withholding, such shares will be valued based on the fair market value of the shares at the time the tax withholding is required to be made.

     Participants Subject to Section 16(b) of the Exchange Act. The 1999 Option Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to rules for directors, officers and 10% owners of Prescient. Therefore, because the acquisition of the common stock will not be deemed to be a “purchase” for purposes of Section 16(b) of the Exchange Act, a sale of common stock by participant within six months after the date of exercise of an option or SAR (or the date restrictions on a restricted share award lapse) should not necessarily subject the participant to liability under Section 16(b) of the Exchange Act. However, because the sale of the common stock can still be “matched” with other purchases, if a participant has purchased common stock or obtained a right to acquire common stock which is considered a “purchase” for purposes of Section 16(b) within six months before the date of exercise of an option or SAR (or the date restrictions on a restricted share award lapse) (an “interim purchase”), the participant may have short-swing liability under Section 16(b) if he were to sell the common stock within six months after the date of the interim purchase. The Internal Revenue Service (the “IRS”) has not provided guidance regarding the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the common stock within six months after the interim purchase, the common stock may be treated as subject to a “substantial risk of forfeiture” under Section 83(b) of the Internal Revenue Code (the “Code”) and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below. PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT ARE URGED TO CONSULT THEIR ADVISORS CONCERNING THE APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT TO TRANSACTIONS UNDER THE 1999 OPTION PLAN.

Option Grants

     Options granted under the 1999 Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options

     A participant will not recognize any taxable income upon the grant of an Incentive Stock Option. A participant also will not recognize any taxable income upon the exercise of an Incentive Stock Option provided that the participant was an employee of Prescient (or a subsidiary of Prescient) at all times beginning on the date the option was granted and ending on the date three months before the option was exercised (one year in the case of a disabled employee).

     Alternative Minimum Tax. The exercise of an Incentive Stock Option will result, however, in an item of income for purposes of determining the alternative minimum tax (“AMT”). Liability for tax under the AMT rules will arise only if the participant’s tax liability determined under the AMT rules exceeds the participant’s tax liability determined under the ordinary income tax rules. The exercise of an Incentive Stock Option will give rise to an item of AMT income in an amount equal to the excess of the fair market value of the common stock received on the date the option is exercised over the exercise price. Participants who exercise Incentive Stock Options and receive shares of common stock that are subject to a substantial risk of forfeiture within the meaning of section 83(b) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.

     Basis. The participant’s tax basis in the common stock acquired upon the exercise of an Incentive Stock Option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the common stock for which the exercise price is paid in shares of common stock (if permitted by the Plan Administrator pursuant to the terms of the Award Agreement) is discussed below under the caption “Exercise of Stock Options With Common Stock.”

     Subsequent Sale or Disposition after ISO Holding Period. Upon the disposition of stock acquired upon exercise of an incentive stock option (“ISO Stock”) that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Stock Option, hereinafter referred to as the “ISO Holding Period”), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the participant’s basis in the shares of common stock, provided the shares are held as a capital asset by the participant. However, if a participant disposes of ISO Stock that has not been held for the ISO Holding Period (a “Disqualifying Disposition”), the participant will recognize ordinary income (treated as compensation) in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the ISO Stock at the time of exercise of the Incentive Stock Option (or, if less, the amount realized in the case of an arm’s length Disqualifying Disposition to an unrelated party) over the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO stock on the exercise date.

     Company Deduction. Prescient and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Stock Option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, Prescient (or a subsidiary of Prescient) will then, subject to the discussion below under the section entitled “Tax Code Limitations On Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

     Disqualifying Dispositions:

     Disqualifying Disposition by Participants Not Subject to Section 16(b). If a participant sells ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price. If the amount realized by a participant on the sale of the common stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the participant as a short-term or long-term capital gain, provided that the participant held the common stock as a capital asset.

     Disqualifying Disposition by Participants Subject to Section 16(b) – If Interim Purchases Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of common stock (or obtained a right to acquire common stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of an Incentive Stock Option (and if such interim purchase causes the common stock to be substantially non-vested as discussed above) and the participant sells the ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the participant makes a Section 83(b) Election, in which case the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the immediately preceding paragraph.

     Disqualifying Disposition by Participants Subject to Section 16(b) – If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If no interim purchases were made or it is determined that interim purchases do not cause the common stock to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the second preceding paragraph.

     Alternative Minimum Tax. If a participant exercises an Incentive Stock Option and sells the ISO Stock in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the participant sells ISO Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the Incentive Stock Option was exercised, the participant will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.

     Exercise Following Participant’s Death. Under certain circumstances, common stock acquired upon exercise of an Incentive Stock Option following the participant’s death will receive the tax treatment described herein without regard to the ISO Holding Period requirement.

     Company Deduction. Upon the occurrence of a Disqualifying Disposition, Prescient will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant, provided that the participant’s compensation is within statutory limitations.

Non-statutory Stock Options

     Participants will not realize taxable income upon the grant of a Non-statutory Stock Option. The federal income tax consequences to a participant of exercising a Non-statutory Stock Option will vary depending on whether the shares of common stock received upon the exercise of such option are either “substantially vested” or “substantially non-vested” within the meaning of Section 83 of the Code. Generally, such shares will be “substantially non-vested” if they are both non-transferable and subject to a substantial risk of forfeiture, and will be “substantially vested” if they are either transferable or not subject to a substantial risk of forfeiture. A participant generally should not recognize compensation income upon exercising a Non-statutory Stock Option for shares that are “substantially non-vested” until such shares become “substantially vested.” A participant who wishes to recognize compensation income at the time of the exercise of such an option (rather than when the shares become “substantially vested”) must file an election under section 83(b) of the Code (“Section 83(b) Election”).

     A Section 83(b) Election is made by filing a written notice with the IRS office with which the participant files his federal income tax return. The notice must be filed within 30 days of the participant’s receipt of the common stock related to the applicable award and must meet certain technical requirements.

     Participants Not Subject to Section 16(b). Upon the exercise of a Non-statutory Stock Option, a participant who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the participant will recognize ordinary income (treated as compensation) in an amount equal to the excess of (i) the fair market value of the common stock received upon exercise of the Option, over (ii) the exercise price paid therefor. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a Non-statutory Stock Option that equals the exercise price paid for such             shares on the date of exercise.

     Participants Subject to Section 16(b) – If Interim Purchases Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of common stock (or obtained a right to acquire common stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of the Non-statutory Stock Option, such interim purchase may cause the common stock to be substantially non-vested and, as a result, the participant will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the exercise price and the fair market value of the common stock on the Applicable Date unless the participant has made a Section 83(b) Election on the date of exercise. Alternatively, if the participant makes a Section 83(b) Election, then the participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price.

     As used in this proxy statement, “Applicable Date” shall mean the earlier of (i) the date the participant disposes of the common stock issued under the terms of the 1999 Option Plan or (ii) the first date on which the sale of common stock issued under the terms of the 1999 Option Plan will not subject the participant to liability under Section 16(b) of the Exchange Act.

     Participants Subject to Section 16(b) – If Interim Purchases Do Not Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If no interim purchases were made or if it is determined that interim purchases do not cause the common stock to be substantially non-vested, the tax consequences will be the same as if the participant were not subject to Section 16(b). Therefore, upon the exercise of a Non-statutory Stock Option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the exercise price.

     Basis. The participant’s basis in common stock acquired upon the exercise of a Non-statutory Stock Option will be the exercise price plus the amount of ordinary income recognized by the participant with respect to such common stock, assuming the exercise price is paid solely in cash. The tax basis in the common stock for which the exercise price is paid with shares of common stock (if permitted by the Plan Administrator pursuant to the Award Agreement) is discussed below under the caption “Exercise of Stock Options with Common Stock.”

     Company Deduction. Prescient will be entitled to a corresponding deduction equal to the amount recognized as income by a participant at the time such amount is recognized by the participant, provided that the participant’s compensation is within statutory limitations.

     Subsequent Sale or Disposition of Common Stock. Upon the sale or other disposition of common stock acquired upon the exercise of a Non-statutory Stock Option, a participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the participant’s basis in the common stock. The participant’s gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares of common stock constitute a capital asset in the hands of the participant. The type of capital gain or loss will depend upon the holding period of the common stock (the “Capital Gains Holding Period”). If the common stock is held for less than twelve months, there will be a short-term capital gain or loss on the sale or disposition. If the common stock is held for twelve months or longer, there will be a long-term capital gain or loss on sale or disposition.

     Exercise of Options with Common Stock

     Non-statutory Stock Options. If a participant pays the exercise price of a Non-statutory Stock Option with shares of common stock (including, shares obtained through the exercise of an Incentive Stock Option and not held for the ISO Holding Period), the participant will not recognize any gain on the shares surrendered. With respect to the common stock received, that portion of the common stock equal in number to the shares of common stock surrendered will have a basis equal to the basis of the shares surrendered, and a holding period that includes the holding period of the shares surrendered. The excess shares received upon exercise of the Non-statutory Stock Option will be taxable to the participant as compensation income in an amount equal to the fair market value as of the exercise date. The participant’s basis in such excess shares of common stock will equal the amount of ordinary compensation income recognized by the participant.

     Incentive Stock Options. The tax consequences to a participant from using shares of common stock to pay the exercise price of an Incentive Stock Option will depend on the status of the common stock acquired.

     If a participant pays the exercise price of an Incentive Stock Option for stock that is substantially vested with shares of common stock that are substantially vested, under proposed IRS regulations, the participant will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the common stock received, that portion of the common stock equal in number to the shares of common stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of common stock received. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period of such shares will begin on the date of receipt thereof by the participant. Similarly, it appears that if the participant pays the exercise price for substantially non-vested common stock with shares of common stock that are substantially vested, the tax consequences will be the same.

     If a participant exercises an Incentive Stock Option granted pursuant to the 1999 Option Plan using shares of common stock that were obtained through the exercise of an Incentive Stock Option and that have been held by the employee for the ISO Holding Period for either substantially vested common stock or substantially non-vested common stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

     Conversely, if a participant exercises an Incentive Stock Option granted pursuant to the 1999 Option Plan using shares of common stock received upon the prior exercise of an Incentive Stock Option and the participant has not held that common stock for the ISO Holding Period, under proposed IRS regulations the participant will have made a Disqualifying Disposition of the number of shares of common stock used as payment for the exercise price of the Incentive Stock Option. If the participant receives common stock that is substantially vested, the participant generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the common stock surrendered (determined as of the date the option relating to such common stock was exercised) over the exercise price of the shares surrendered. It is unclear whether, if the participant receives common stock that is substantially non-vested, the recognition of income will be deferred until the common stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the participant plus the participant’s basis in the shares surrendered, allocated equally among the shares received.

     Stock Appreciation Rights

     A participant will not recognize taxable income upon the grant of an SAR.

     Participants Not Subject to Section 16(b). Upon the exercise of an SAR, a participant who is not subject to Section 16(b) of the Exchange Act will recognize ordinary income in an amount equal to the cash and fair market value of the common stock received.

     Participants Subject to Section 16(b) – If Interim Purchases Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of common stock (or a right to acquire common stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of an SAR and the IRS concludes that such interim purchase causes the common stock received in settlement of an SAR to be substantially non-vested, the participant will recognize ordinary income in an amount equal to the cash received and the fair market value of any common stock received determined as of (i) the exercise date, if the participant makes a Section 83(b) Election or (ii) the Applicable Date, if the participant does not make a Section 83(b) Election.

     Participants Subject to Section 16(b) – If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the 1999 Option Plan to be Substantially Non-vested. If no interim purchases were made or the IRS determines that interim purchases do not cause the common stock paid in settlement of an SAR to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b). Therefore, upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the cash and fair market value of the common stock received.

     Basis. In the event that an SAR is paid in whole or in part in common stock, the amount recognized by the participant as ordinary income with respect to those shares will be the participant’s basis in such shares of common stock for purposes of determining any gain or loss on the subsequent sale of those shares.

     Company Deduction. Prescient will be entitled to a deduction in the amount of, and at the time that, ordinary income is recognized by the participant in connection with the exercise of an SAR, provided that the participant’s compensation is within statutory limitations.

     Direct Stock Issuance

     Participants Not Subject to Section 16(b). A participant who is not subject to Section 16(b) who receives a direct issuance of shares will recognize ordinary income equal to the fair market value of the common stock received on the earlier of: (i) the date such common stock is transferable or (ii) the time the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such common stock received as ordinary income at the time of receipt. A participant who receives a direct issuance of shares not subject to restrictions will recognize ordinary income equal to the fair market value of the common stock received on the date such stock is granted.

     Participants Subject to Section 16(b). A participant subject to Section 16(b) who receives a direct issuance of shares will recognize ordinary income equal to the fair market value of the common stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which such common stock is transferable or (b) the date on which the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such common stock received as ordinary income at the time of receipt. A participant who receives a direct issuance of shares not subject to restrictions will recognize ordinary income equal to the fair market value of the common stock received on the date such stock is granted.

     Basis. The basis of the shares in the hands of the participant will be equal to the fair market value of the shares on the date the participant recognizes ordinary income as described above.

     Subsequent Sale or Disposition. The restrictions placed on restricted shares do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of common stock (whether or not subject previously subject to restrictions), a participant will recognize taxable income or loss equal to the difference between the amount realized by the participant on the disposition of the stock and the participant’s basis in the stock. The gain or loss will be taxable to the participant as a capital gain or deductible by the participant as a capital loss (either short-term or long-term, depending on the holding period of the restricted shares), provided that the participant held the shares as a capital asset.

     Dividends. During the period in which a participant holds restricted shares, prior to the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and Prescient in the following manner: (i) if the participant makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and Prescient will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant when the restrictions lapse and will be deductible by Prescient and subject to applicable federal income tax withholding at that time.

     If, instead, Prescient pays the dividends to the participant prior to the lapse of the restrictions and the participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by Prescient. Conversely, if the participant does not make a Section 83(b) Election, the dividends will be taxable to the participant as compensation at the time of payment and Prescient will be entitled to a deduction.

     Company Deduction. Prescient may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant’s compensation is within statutory limitations.

     Taxation of Deferred Compensation

     Notwithstanding the foregoing, a participant who receives an award that is treated as a deferral of compensation under a “nonqualified deferred compensation plan”, as that term is defined under Section 409A(d)(1) of the Code (a “Deferral Award”), will, to the extent such Deferral Award is not subject to a substantial risk of forfeiture and not previously included in gross income, recognize ordinary income in the earliest taxable year in which the Deferral Award fails to comply with the requirements of Section 409A of the Code. For example, a Non-statutory Stock Option with an exercise price less than the Fair Market Value of the common stock on the date of grant is treated as a Deferral Award for purposes of Section 409A. The amount required to be included in the participant’s gross income will include the amount treated as deferred under the Deferral Award for such taxable year plus all other amounts treated as deferred under Deferral Awards granted under the 1999 Option Plan in prior taxable years. Further, the amount required to be included in the participant’s gross income under Section 409A will be increased by the sum of (i) the amount of applicable interest imposed under Section 409A on the underpayments that would have occurred had the amounts treated as a deferral of compensation under the Deferral Awards been includible in the participant’s gross income for the taxable year in which the Deferral Awards were granted or, if later, the first taxable year in which such Deferral Awards were not subject to a substantial risk of forfeiture (as that term is defined under Section 409A of the Code) and (ii) an amount equal to twenty percent (20%) of all amounts treated as a deferral of compensation under the 1999 Option Plan and required to be included in the participant’s gross income pursuant to Section 409A.

     Tax Code Limitations On Deductibility.

     In order for applicable amounts described above to be deductible by Prescient (or a subsidiary of Prescient), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Prescient (or a subsidiary of Prescient) to obtain a deduction for future payments under the 1999 Option Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of Prescient (or a subsidiary of Prescient) to obtain a deduction for amounts paid under the 1999 Option Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of Prescient to $1,000,000 with respect to any such officer during any taxable year of Prescient.

     Deductibility of Executive Compensation

     In order for applicable amounts described above to be deductible by Prescient, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Prescient to obtain a deduction for future payments under the 1999 Option Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of Prescient to obtain a deduction for amounts paid under the 1999 Option Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of Prescient to $1,000,000 with respect to any such officer during any taxable year of Prescient.

     Prescient anticipates that any compensation recognized by a participant in connection with an award granted under the 1999 Option Plan will qualify as performance-based compensation for purposes of Code section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Prescient. Accordingly, all compensation deemed paid with respect to those awards is expected to remain deductible by Prescient without limitation under Code section 162(m).

Vote Required for Approval of Proposal Three

     The affirmative vote of a majority of the voting shares present or represented and entitled to vote at the annual meeting is required for approval of the proposed amendment to the 1999 Option Plan.

Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1999 OPTION PLAN.

OTHER INFORMATION

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth as of April 29, 2005, certain information concerning each person believed to be a beneficial owner of more than 5% of Prescient common stock and preferred stock and the beneficial ownership of Prescient common stock and preferred stock of each nominee, director, named executive officer and all directors and executive officers as a group.

Name of Beneficial Owner(1)	Shares of Common Stock(2)		Percentage of Shares(2)
Jane F. Hoffer	991,151	(3)	3.7%
Stan Szyzcgiel	0		*
Brian M. Carter	276,158	(4)	1.6%
Robert I. Noe	227,980	(5)	*
Warren D. Jones	42,900	(6)	*
Patrick Kiernan	22,650		*
Michael A. Dipiano	1,818,053	(7)	7.8%
Daniel W. Ramsey	0		*
Mary Lou Fox	33,880	(8)	*
All executive officers and directors as a
Group	343,288	(9)	3.5%
Other 5% Stockholders:
SDS Capital Group SPC LTD	5,712,000	(10)	21.2%
North Sound Capital LLC	1,658,791	(11)	6.2%

*	Less than 1%

(1)	Unless otherwise indicated, the address for all officers and directors is 1247 Ward Avenue, West Chester, Pennsylvania 19380.

(2)	Pursuant to the rules of the SEC, shares of Prescient’s common stock that a person has the right to acquire within 60 days (i.e. on or before May 31, 2005) are deemed to be outstanding for the purposes of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 4,240 shares that may be issued upon conversion of shares of Series F Convertible Preferred Stock, 34,790 shares subject to warrants exercisable at $2.00 per share, and 393,332 shares subject to options.

(4)	Includes 6,250 shares subject to options.

(5)	Includes 14,500 shares subject to options.

(6)	Includes 32,900 shares subject to options.

(7)	Includes shares held by Newspring Ventures, of which Mr. Dipiano is the managing partner.

(8)	Includes 29,680 shares subject to options.

(9)	Includes a total of 55,750 shares subject to options and 4,240 shares that may be issued upon conversion of shares of Series F Convertible Preferred Stock, 34,790 shares subject to warrants exercisable at $2.00 per share.

(10)	Based upon most recent Schedule 13D filed by SDS Management, LLC, on behalf of SDS Capital Group SPC, Ltd., RK Consulting (Cayman) Ltd., PO Box 174865, Cayman Corporate Center, 27 Hospital Rd, Grand Cayman, E9.

(11)	Based upon most recent Schedule 13G filed by North Sound Capital LLC, 53 Forest Avenue, Suite 202, Old Greenwich, Connecticut 06840.

Comparative Stock Prices And Dividends

     The graph below shows a comparison for the period commencing December 31, 2000, through December 31, 2004 of the cumulative total stockholder returns for Prescient’s common stock, the NASDAQ Stock Market (U.S.), and the NASDAQ Computers and Data Processing Sector Index, assuming a $100 investment on December 31, 2000. Prescient cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of Prescient’s stock. Information used in the graph was obtained from NASDAQ, a source believed to be reliable, but Prescient is not responsible for any errors or omissions in such information.

Comparison Of Five Year Cumulative Total Return*
Among Prescient Applied Intelligence, Inc. The
Nasdaq Stock Market (U.S.) Index And The Nasdaq
Computer & Data Processing Index

		NASDAQ	NASDAQ COMP
	PRESCIENT	INDEX	& DP INDEX
12/31/00	100.0	100.0	100.0
12/31/01	6.8	78.9	75.7
12/31/02	6.2	54.1	48.1
12/31/03	2.4	81.1	72.2
12/31/04	1.6	88.1	74.5

*$100 invested on December 31, 2000 in stock or index – including reinvestment of dividends. Fiscal year ending December 31.

Section 16(a) Beneficial Ownership Reporting Compliance

     The members of the board of directors, executive officers and persons who hold more than 10% of a registered class of equity securities are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which requires them to file reports with respect to their ownership and changes of ownership with the SEC. Officers, directors and 10% stockholders are required by the SEC regulations to furnish us with all Section 16(a) forms they file. Based solely upon (a) the copies of Section 16(a) reports which Prescient received from such persons for their 2004 fiscal year transactions in the common stock and their common stock holdings and preferred stock and this preferred stock holdings, and (b) the written representations received from one or more of such persons that no other reports were required to be filed by them for the 2004 fiscal year, Prescient believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by Prescient’s directors, executive officers and greater than 10% beneficial owners.

Code of Ethics

     Prescient has adopted a Code of Ethics that applies to all of its directors, officers and employees and meets the requirements of the rules of the SEC. The Code of Ethics is available on its website, www.prescient.com, or can be obtained without charge by written request to Secretary, Prescient Applied Systems, Inc., 1247 Ward Avenue, West Chester, Pennsylvania 19380. Prescient does not anticipate making material amendments to or waivers from the provisions of the Code of Ethics. If Prescient makes any material amendments to this Code of Ethics, or if its board of directors grants any waiver from a provision thereof to its executive officers or directors, Prescient will disclose the nature of such amendment or waiver, the name of the person(s) to whom the waiver was granted and the date of the amendment or waiver in a current report on Form 8-K.

Stockholder Communications with the Board Of Directors

     The board of directors of Prescient provides stockholders with the ability to send communications to the board of directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Secretary, Prescient Applied Systems, Inc., 1247 Ward Avenue, West Chester, Pennsylvania 19380. All communications received by the Secretary are relayed to the board of directors of Prescient. Members of the board of directors are not required to attend the annual stockholders meeting.

APPENDIX A

PRESCIENT APPLIED INTELLIGENCE, INC.
1999 STOCK OPTION/STOCK ISSUANCE PLAN
(as amended and restated effective June 15, 2005)

ARTICLE ONE
GENERAL PROVISIONS

I. Purpose of the Plan

     This 1999 Stock Option/Stock Issuance Plan, as amended and restated from time to time, is intended to promote the interests of Prescient Applied Intelligence, Inc., by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. Structure of the Plan

A. The Plan shall be divided into three separate equity programs:

     (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

     (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. Administration of the Plan

     A. The following provisions shall govern the administration of the Plan:

     (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

     (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee,

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or the Board may retain the power to administer those programs with respect to all such persons.

     (iii) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

     (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

     (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

     (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

     (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

IV. Eligibility

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

     (i) Employees,

     (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

     (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

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V. Stock Subject to the Plan

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Four Million Eight Hundred Thousand (4,800,000) shares, all of which may be issued as incentive stock options.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2000 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall such annual increase exceed Fifty Thousand (50,000) shares.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Six Hundred Thousand (600,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

     D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the

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Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

I. Option Terms

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price

     1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

     (i) cash or check made payable to the Corporation,

     (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

     (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Cessation of Service.

     1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee’s cessation of Service or death:

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     (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

     (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

     (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     (iv) Should the Optionee’s Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

     (i) to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

     (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust in which the Optionee and/or one or more such family members have more than a fifty percent

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(50%) of the beneficial interest or to any other entity in which the Optionee and/or one or more such family members own more than fifty percent (50%) of the vesting interests. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. Incentive Options

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. Change in Control/Hostile Take-Over

     A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect

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pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

     D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

     F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall immediately terminate upon such Involuntary Termination.

     G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation’s repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall

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remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

     H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non- Statutory Option under the Federal tax laws.

IV. Stock Appreciation Rights. The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I. Stock Issuance Terms

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

A. Purchase Price.

     1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator.

     2. Subject to the provisions of Section II of Article Five, Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

     (i) cash or check made payable to the Corporation, or

     (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting/Issuance Provisions.

     1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the

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recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

II. Change in Control/Hostile Take-Over

     A. All of the Corporation’s outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

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     B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

III. Share Escrow/Legends. Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR
AUTOMATIC OPTION GRANT PROGRAM

I. Option Terms

     A. Grant Dates. Options shall be made on the dates specified below:

     1. Each individual who is first elected or appointed as a non- employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 2,500 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

     2. On the date of each Annual Stockholders Meeting beginning with the 1999 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase 2,400 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

     B. Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. Each option shall vest, and

10

the Corporation’s repurchase right shall lapse, upon the Optionee’s completion of one (1) year of Board service measured from the grant date.

     E. Cessation of Board Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee’s cessation of Board service:

     (i) Any option outstanding at the time of the Optionee’s cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

     (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

     (iii) Following the Optionee’s cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares in which the Optionee was vested on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service, terminate and cease to be outstanding for any and all shares in which the Optionee is not otherwise at that time vested.

     (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

II. Change in Control/Hostile Take-Over

     A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control the Hostile Take-Over, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash

11

distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

     D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

III. Remaining Terms. The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

ARTICLE FIVE
MISCELLANEOUS

I. No Impairment of Authority. Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II. Financing. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

III. Tax Withholding

     A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair

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Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

IV. Effective Date and Term of the Plan

     A. The Plan shall become effective upon approval at the 1999 Annual Stockholders Meeting.

     B. The Plan shall serve as the successor to the Predecessor Plans, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) June 15, 2015, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

V. Amendment of the Plan

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. Any reference to the Plan shall include the Plan as it may be amended or restated from time to time.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such

13

stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VI. Use of Proceeds. Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. Regulatory Approvals

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII. No Employment/Service Rights. Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX TO PRESCIENT APPLIED INTELLIGENCE, INC.
1999 STOCK OPTION/STOCK ISSUANCE PLAN

The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person’s rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

     C. Board shall mean the Corporation’s Board of Directors.

     D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

     (i) a merger, consolidation or reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

     (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation’s assets, or

     (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders to accept.

     E. Code shall mean the Internal Revenue Code of 1986, as amended.

     F. Common Stock shall mean the Corporation’s common stock.

     G. Corporation shall mean The viaLink Company and its successors.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

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     K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the Common Stock is at the time traded on the Nasdaq SmallCap Market, then the Fair Market Value shall be the average of the highest bid and lowest asked prices per share of Common Stock on the date in question, as such prices are reported on the Nasdaq SmallCap Market or on any successor system. If there are no such bid and asked prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the highest bid and lowest asked prices on the last preceding date for which such quotation exists.

     (iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L. Hostile Take-Over shall mean:

     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, or

     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     M. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     N. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

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     (i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

     O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

     P. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     Q. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     R. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board

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member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation’s 1999 Stock Option/Stock Issuance Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

     Y. Plan Effective Date shall mean May 21, 1999, the date of the 1999 Annual Stockholders Meeting.

     Z. Predecessor Plans shall mean the Corporation’s pre-existing 1995 Stock Option Plan, 1998 Non-Qualified Stock Option Plan and 1998 Stock Grant Plan in effect immediately prior to the Plan Effective Date hereunder.

     AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     BB. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     DD. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non- employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     EE. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     FF. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     GG. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     HH. Taxes shall mean the Federal, state and local income and employment withholding tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

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     II. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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PRESCIENT APPLIED INTELLIGENCE, INC.
PROXY

Annual Meeting of Stockholders, June 15, 2005

This Proxy is solicited on behalf of the board of directors of Prescient Applied Intelligence, Inc.

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 15, 2005, and the Proxy Statement and appoints Jane Hoffer and Stan Szczygiel, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock and preferred stock (on an as converted basis) of Prescient Applied Intelligence, Inc. (“Prescient”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Prescient to be held at Prescient’s corporate offices located at 1247 Ward Avenue, West Chester, Pennsylvania 19380, on June 15, 2005 at 10:00 a.m., local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

Please circle the words indicating your vote next to each item:

1.	To elect three (3) Class III directors to Prescient’s board of directors to serve for a three-year term each ending in the year 2008 or until their respective successors are duly elected and qualified.

	Patrick L. Kiernan			IN FAVOR	WITHHOLD AUTHORITY TO VOTE
	Daniel W. Rumsey			IN FAVOR	WITHHOLD AUTHORITY TO VOTE

2.	IN FAVOR	AGAINST	ABSTAIN	To ratify the appointment of Amper, Politziner And Mattia, P.A. as Prescient’s independent registered public accounting firm for the current fiscal year.

3.	IN FAVOR	AGAINST	ABSTAIN	To approve the amendment and restatement of Prescient’s 1999 Stock Option/Stock Issuance Plan.

4.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the Annual Meeting.

     The board of directors recommends a vote IN FAVOR OF each of the directors listed above and a vote IN FAVOR OF each listed proposal. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of each of the directors listed and IN FAVOR OF the other proposals.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)
Please sign your name:

(Authorized Signature(s))
Date:

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